UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2007

The Pepsi Bottling Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14893	13-4038356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Pepsi Way, Somers, New York		10589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 767-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2007, The Pepsi Bottling Group, Inc. ("PBG"), through its subsidiary PBG Ireland Limited ("PBG Ireland"), and PepsiCo, Inc. ("PepsiCo"), through its subsidiary PepsiCo (Ireland) Limited ("PepsiCo Ireland"), entered into the private limited company agreement (the "Agreement") of PR Beverages Limited ("PR Beverages") for the purpose of forming a new joint venture of the companies' businesses in the Russian Federation ("Russia"). Under the Agreement, PBG Ireland will own sixty percent and PepsiCo Ireland will own forty percent of PR Beverages. PBG will contribute all of its tangible and intangible assets in Russia to PR Beverages. PepsiCo will issue to PR Beverages bottling appointments for PepsiCo beverage products in Russia on the same terms as in effect for PBG immediately prior to March 1, 2007. PepsiCo, through its subsidiaries, will also grant PR Beverages an exclusive license to manufacture and sell the concentrate for such products in Russia. Each party will also contribute cash or issue notes to PR Beverages.

PR Beverages will be governed by an eight-member board of directors with each of PBG Ireland and PepsiCo Ireland having the right to appoint four directors. In the event of a tie vote by the board, the Chief Executive Officer of PBG is entitled to cast the deciding vote, subject to PepsiCo's right to veto certain limited matters, including a significant acquisition or disposition outside the ordinary course of business, a related party transaction involving PBG, and the issuance of new shares in PR Beverages. The day-to-day operations of PR Beverages in Russia will be managed by PBG's existing team in Russia pursuant to the terms of an annual operating plan approved by the board.

PepsiCo is a significant shareholder of PBG and owns approximately forty-four percent of the voting power of all classes of PBG's voting stock.

Item 8.01 Other Events.

PBG will consolidate the financial results of PR Beverages. The attached press release, which is incorporated by reference into this Item 8.01, includes information related to the impact of PBG's consolidation of PR Beverages on PBG's 2007 financial statements.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibit 99.1 - Press release dated March 1, 2007, which is being filed hereto pursuant to Item 8.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pepsi Bottling Group, Inc.

March 2, 2007	By:	/s/ David Yawman

Name: David Yawman
Title: Vice President, Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 1, 2007